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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2001

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                          Market 2000+ HOLDRS/SM/ Trust
                      [Issuer with respect to the receipts]

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    333-37980
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

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Item 5. Other Events

            On January 11, 2001, America Online, Inc. and Time Warner Inc. merged to form AOL Time Warner Inc. As a result of the merger each share of America Online previously represented in each round-lot of 100 Market 2000+ HOLDRS was exchanged for one share of AOL Time Warner and each share of Time Warner previously represented in each round-lot of 100 Market 2000+ HOLDRS was exchanged for 1.5 shares of AOL Time Warner. The share amount of AOL Time Warner represented by a round-lot of 100 Market 2000+ HOLDRS is now 6.

            In November 2000, Syngenta AG was created through a combination of Astrazeneca p.l.c.'s agrochemical business and Novartis AG's agribusiness. As a result 1.039 shares of Syngenta were distributed to shareholders of Astrazeneca and Novartis and are now included in each round-lot of 100 Market 2000+ HOLDRS. For more information, please see the description of Syngenta in Annex A of this prospectus supplement.

            On October 25, 2000 AT&T announced plans to restructure its business operations. AT&T intends to create four publicly held companies, initially through of separate classes of tracking stock, and later by transforming some of the tracking groups into entirely separate companies. AT&T's businesses will be divided based on the following business units: AT&T Consumer, which will provide residential long-distance and Internet access; AT&T Wireless; AT&T Broadband, which will provide cable TV and broadband services; and AT&T Business, which will combine AT&T's global investments in business communications and services.

            On September 30, 2000, Lucent Technologies Inc. completed the distribution of shares of AVAYA Inc. to its shareholders. In connection with the distribution, 0.083 shares of AVAYA were distributed for each share of Lucent. As a result, 0.033 shares of AVAYA are now included in each round-lot of 100 Market 2000+ HOLDRS. For more information, please see the description of AVAYA in Annex A of this prospectus supplement.

            On February 7, 2001, EMC Corporation completed the distribution of shares of McDATA Corporation to its shareholders. As a result of the distribution, 0.037 shares of McDATA were distributed for each share of EMC. There are now .74 shares of McDATA included in each round-lot of 100 Market 2000+ HOLDRS. For more information, please see the description of McDATA in Annex A of this prospectus supplement.

            On December 27, 2000, the merger between Glaxo Wellcome p.l.c. and SmithKline Beechman p.l.c. was completed, forming the combined company GlaxoSmithKline p.l.c. GlaxoSmithKline now trade on the New York Stock Exchange under the symbol "GSK".

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

               99.1 Market 2000+ HOLDRS Trust Prospectus Supplement dated
                    March 30, 2001 to Prospectus dated August 29, 2000.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH, PIERCE, FENNER & SMITH
                                          INCORPORATED


Date: April 18, 2001                    By: /s/ STEPHEN G. BODURTHA
                                            -----------------------
                                            Name: Stephen G. Bodurtha
                                            Title: Attorney-in-Fact

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                                  EXHIBIT INDEX


Number and Description of Exhibit
---------------------------------

(99.1) Market 2000+ HOLDRS/SM/ Trust Prospectus
Supplement dated March 30, 2001 to Prospectus dated
August 29, 2000.

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